SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 30, 2001


                                  MESTEK, INC.
               (Exact name of registrant as specified in charter)


  Pennsylvania                        1-448                           25-0661650
 (State or other jurisdiction    (Commission File Number)          (IRS Employer
 of incorporation)                                           Identification No.)



260 North Elm Street
Westfield, Massachusetts                                                 01085
(Address of principal executive offices)                              (Zip Code)



        Registrant's telephone number including area code (413) 568-9571





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ITEM 5.  OTHER EVENTS.

On April 30, 2001, Mestek, Inc. (Mestek) entered into a non-binding letter of intent with SNS Properties, Inc. (SNS). The acquisition of the Yoder & Mentor business along with certain properties is contingent upon due diligence, negotiations of definitive purchase agreements, and board approvals. Mestek hereby incorporates by reference the information set forth in the press release dated April 30, 2001, a copy of which is attached hereto as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements.

                  Not Applicable.

         (b)      Pro Forma Financial Information.

                  Not Applicable.

         (c)      Exhibits.

Exhibit
Number            Description
99.1              Press Release dated April 30, 2001







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SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            MESTEK, INC.



Date:  April 30, 2001               By:/s/Stephen M. Shea
                                       ----------------------------------------
                                    Stephen M. Shea
                                    Senior Vice President - Finance
                                    (Principal Financial and Accounting Officer)